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                                 EXHIBIT 23(C)



                      CONSENT OF COOPERS & LYBRAND, L.L.C.
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                       CONSENT OF INDEPENDENT ACCOUNTANTS




WE CONSENT TO THE INCLUSION IN THIS REGISTRATION STATEMENT ON FORM S-4 OF OUR REPORT DATED JANUARY 13, 1995, ON OUR AUDITS OF THE FINANCIAL STATEMENTS OF SOUTHERN BANKING CORPORATION AND SUBSIDIARY. WE ALSO CONSENT TO THE REFERENCE TO OUR FIRM UNDER THE CAPTION "EXPERTS."



/S/ COOPERS & LYBRAND

February 27, 1996